UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 22, 2007

CASCADE NATURAL GAS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

1-7196	91-0599090
(Commission File Number)	(IRS Employer Identification No.)

222 Fairview Avenue North, Seattle, Washington	98109
(Address of Principal Executive Offices)	(Zip Code)

(206) 624-3900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 22, 2007, in connection with the anticipated consummation of the proposed merger of the Company with MDU Resources Group, Inc. (the “Merger”) and based upon extraordinary financial performance, excluding merger related expenses, for fiscal 2007 year to date, the board of directors of Cascade Natural Gas Corporation (the “Company”) approved payout under the Company’s 2007 Short Term Incentive Plan (the “Short Term Incentive Plan”).  The aggregate amount of the payout will be approximately $3,900,000 and will be payable on or before December 1, 2007 pursuant to the terms of the Short Term Incentive Plan, which applies to all management and certain salaried and hourly employees throughout the Company.  As part of the STIP decision, the board of directors approved payment of the cash portion of the plan payout in the amount of $419,075 to David W. Stevens, the Company’s President and Chief Executive Officer, to occur prior to, but as close to the effective time of the proposed Merger as reasonably possible.

Item 8.01               Other Events.

On June 26, 2007, the Company issued a press release announcing the declaration of a regular quarterly common stock dividend of $0.24 per share, payable in cash on August 15, 2007 to shareholders of record at the close of business on July 31, 2007.  If the effective time of the Merger occurs before the close of business on July 31, 2007, MDU Resources Group, Inc. will be the only shareholder of record at the time the dividend is paid. The effective time of the proposed Merger is dependent on approval of the Merger by the Washington Utilities and Transportation Commission (WUTC) and the Oregon Public Utility Commission (OPUC).  The OPUC issued an order on June 5, 2007 approving the Merger, but the OPUC may amend its order to adopt any new conditions or commitments approved the WUTC.  Approval by both regulatory bodies is anticipated this summer, although the receipt and timing of such approvals is uncertain.  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01               Exhibits and Financial Statements.

d.             Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated June 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADE NATURAL GAS CORPORATION

Date: June 27, 2007	By:	/s/ David W. Stevens
David W. Stevens
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release, dated June 26, 2007.